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                                  EXHIBIT 23.2


                               CONSENT OF ATTORNEY


The Board of Directors

Morgan Beaumont, Inc.:

We consent to the use of our opinion included herein and to the reference to our firm under the heading "Experts" in the prospectus.


/S/ BOYD & CHANG, LLP
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Boyd & Chang, LLP
Irvine, California
May 23, 2005